MUNIHOLDINGS
                                                                  FUND, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  April 30, 2000

MUNIHOLDINGS FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                         MuniHoldings Fund, Inc., April 30, 2000

DEAR SHAREHOLDER

For the year ended April 30, 2000, the Common Stock of MuniHoldings Fund, Inc. earned $0.945 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 7.18%, based on a month-end per share net asset value of $13.16. Over the same period, the total investment return on the Fund's Common Stock was -10.89%, based on a change in per share net asset value from $16.05 to $13.16, and assuming reinvestment of $1.002 per share ordinary income dividends and $0.109 per share capital gains distributions.

For the six-month period ended April 30, 2000, the total investment return on the Fund's Common Stock was +0.19%, based on a change in per share net asset value from $13.81 to $13.16, and assuming reinvestment of $0.535 per share ordinary income dividends and $0.109 per share capital gains distributions.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.24% for Series A and 4.23% for Series B.

The Municipal Market Environment

From October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in May and perhaps June of 2000, should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended April 30, 2000, we maintained a fully invested position and sought to enhance the level of tax-exempt income to our Common Stock shareholders through the use of leveraging. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The fixed-income market was subject to above-average price volatility resulting from continuously strong economic growth and uncertainty surrounding the magnitude of future monetary tightenings by the Federal Reserve Board. Our fully invested position, accentuated by our leveraged strategy, subjected the Fund to a decrease in net asset valuation that accompanies such a drastic rise and fall in interest rates, although we were able to achieve a very competitive yield. During the period, our primary focus was on the purchase of bonds in the


                                      2 & 3

                                         MuniHoldings Fund, Inc., April 30, 2000

15-year -- 20-year maturity range, with premium coupons. This strategy allowed us to invest in issues with attractive yields and less downside interest rate risk on a going-forward basis.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 5, 2000

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniHoldings Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted      Shares Withheld
                                                                                           For            From Voting
--------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                              13,155,280           374,612
                                            Ronald W. Forbes                            13,160,541           369,351
                                            Cynthia A. Montgomery                       13,149,011           380,881
                                            Kevin A. Ryan                               13,159,241           370,651
                                            Arthur Zeikel                               13,153,380           376,512
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted      Shares Voted        Shares Voted
                                                                         For             Against             Abstain
--------------------------------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Ernst & Young LLP as the Fund's
      independent auditors for the current fiscal year.              13,226,427            128,952           174,513
--------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniHoldings Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted      Shares Withheld
                                                                                           For            From Voting
--------------------------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors: Terry K. Glenn, Ronald W. Forbes,
      Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West
      and Arthur Zeikel as follows:
                                            Series A                                      2,128               12
                                            Series B                                      1,826                0
--------------------------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted     Shares Voted        Shares Voted
                                                                            For            Against             Abstain
--------------------------------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                       2,128             0                   12
                                            Series B                       1,826             0                    0
--------------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                                         MuniHoldings Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P     Moody's    Face
STATE             Ratings   Ratings   Amount      Issue                                                                  Value
==============================================================================================================================
Alabama--1.1%       AAA     Aaa    $   3,200      Jefferson County, Alabama, Sewer Revenue Bonds, Series D,
                                                  5.75% due 2/01/2022 (c)                                         $      3,157
==============================================================================================================================
Arizona--5.9%       B+      Ba3        5,000      Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                                  Power Co. Project), Series B, 5.875% due 3/01/2033                     4,177
                    A1+     P1         5,900      Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                  Refunding (Arizona Public Service Company), VRDN, Series E,
                                                  6.10% due 5/01/2029 (l)                                                5,900
                    NR*     B1         3,000      Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                  (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023         2,641
                    NR*     NR*          975      Show Low, Arizona, Improvement District No. 5, Special
                                                  Assessment Bonds, 6.375% due 1/01/2015                                   976
                    AAA     Aaa        3,350      Tucson, Arizona, Airport Authority Incorporated Revenue
                                                  Refunding Bonds, 5.70% due 6/01/2013 (i)                               3,373
==============================================================================================================================
California--2.0%    AAA     Aaa        1,000      Anaheim, California, Public Financing Authority, Lease Revenue
                                                  Bonds (Public Improvements Project), Series C, 6.20%** due
                                                  9/01/2024 (g)                                                            230
                    BBB     NR*        4,500      Contra Costa County, California, Public Financing Authority,
                                                  Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                                  Redevelopment), 5.25% due 8/01/2028                                    3,832
                                                  Montebello, California, Unified School District, GO (c):
                    AAA     Aaa        2,350        5.61%** due 8/01/2021                                                  663
                    AAA     Aaa        2,405        5.61%** due 8/01/2022                                                  635
                    AAA     Aaa        2,455        5.61%** due 8/01/2023                                                  610
==============================================================================================================================
Colorado--7.4%                                    Denver, Colorado, City and County Airport Revenue Refunding
                                                  Bonds (i):
                    NR*     Aaa       22,235        RIB, Series 136, 5.57% due 11/15/2025 (k)                           19,733
                    AAA     Aaa        2,000        Series E, 5.50% due 11/15/2025                                       1,880
==============================================================================================================================
Connecticut--7.2%   AAA     Aaa        5,830      Bridgeport, Connecticut, GO, Refunding, Series A, 6% due
                                                  7/15/2012 (c)                                                          6,116
                    NR*     NR*        2,735      Connecticut State Development Authority, IDR (AFCO Cargo
                                                  BDL-LLC Project), AMT, 8% due 4/01/2030                                2,723
                    BBB-    Ba1        3,000      Connecticut State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds (University of Hartford), Series D,
                                                  6.80% due 7/01/2022                                                    3,016
                    AAA     Aaa        8,970      Connecticut State Special Tax Obligation Revenue Bonds
                                                  (Transportation Infrastructure), Series A, 6% due
                                                  12/01/2017 (c)                                                         9,246
==============================================================================================================================
District of
Columbia--          AAA     Aaa        5,690      District of Columbia, University Revenue Refunding Bonds
2.7%                                              (George Washington University), Series A, 5.75% due
                                                  9/15/2020 (i)                                                          5,616
                    AAA     Aaa        2,250      District of Columbia, Water and Sewer Authority, Public
                                                  Utility Revenue Refunding Bonds, 5.50% 10/01/2017 (g)                  2,218
==============================================================================================================================
Georgia--2.8%       AAA     Aaa        8,000      Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                                  5.875% due 1/01/2015 (c)                                               8,200
==============================================================================================================================
Illinois--3.5%      NR*     NR*          930      Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                                  8% due 10/01/2016                                                        972
                    AAA     Aaa        2,500      Illinois Development Finance Authority, PCR, Refunding
                                                  (Illinois Power Company Project), Series B, 5.40% due
                                                  3/01/2028 (i)                                                          2,279
                    BBB     NR*        5,000      Illinois Development Finance Authority, Revenue Refunding
                                                  Bonds (Community Rehab Providers), Series A, 6.05%
                                                  due 7/01/2019                                                          4,371
                                                  Illinois Health Facilities Authority, Revenue Refunding Bonds:
                    AAA     A3         2,880        (Riverside Health System), Series A, 6% due 11/15/2015               2,732
                    A1      VMIG1+       100        (University of Chicago Hospitals), VRDN, 5.45% due
                                                    8/01/2026 (i)(l)                                                       100
==============================================================================================================================
Indiana--2.1%       NR*     NR*        8,985      Allen County, Indiana, Redevelopment District Tax Increment
                                                  Revenue Bonds (General Motors Development Area), 7%**
                                                  due 11/15/2013                                                         3,579
                    BBB-    Baa2       2,880      Indiana State Development Finance Authority, Environmental
                                                  Revenue Refunding and Improvement Bonds (USX
                                                  Corporation Project), 6.15% due 7/15/2022                              2,664
==============================================================================================================================
Kentucky--1.1%      NR*     NR*        3,150      Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                  (TJ International Project), AMT, 6.55% due 4/15/2027                   3,064
==============================================================================================================================
Louisiana--0.0%     A1+     VMIG1+       100      Louisiana State Offshore Terminal Authority, Deepwater Port
                                                  Revenue Refunding Bonds (First Stage A-Loop Inc.), VRDN,
                                                  5.85% due 9/01/2008 (l)                                                  100
==============================================================================================================================
Maryland--2.9%      NR*     NR*        1,875      Anne Arundel County, Maryland, Special Obligation Revenue
                                                  Bonds (Arundel Mills Project), 7.10% due 7/01/2029                     1,853
                    NR*     NR*        6,550      Maryland State Energy Financing Administration, Limited
                                                  Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                  7.40% due 9/01/2019                                                    6,675
==============================================================================================================================
Michigan--0.7%      AAA     Aaa        2,040      Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                  Series A, 5.875% due 10/01/2017 (a)                                    2,000
                    A1      VMIG1+       100      Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                  Revenue Bonds (William Beaumont Hospital), VRDN, Series J,
                                                  5.40% due 1/01/2003 (l)                                                  100
==============================================================================================================================
Minnesota--3.4%     AAA     Aaa        5,000      Minnesota State, GO, Refunding, Various Purpose, 5% due
                                                  6/01/2014                                                              4,757
                                                  Robbinsdale, Minnesota, Independent School District No. 281, GO:
                    NR*     Aa1        2,410        5.50% due 2/01/2016                                                  2,390
                    NR*     Aa1        2,850        5.625% due 2/01/2019                                                 2,822
==============================================================================================================================
Mississippi--4.5%   BBB-    Ba1        7,675      Claiborne County, Mississippi, PCR, Refunding (System Energy
                                                  Resources Inc. Project), 6.20% due 2/01/2026                           7,014
                    BBB-    Ba1        3,000      Mississippi Business Finance Corporation, Mississippi, PCR,
                                                  Refunding (System Energy Resources Inc. Project), 5.90%
                                                  due 5/01/2022                                                          2,602
                    NR*     NR*        3,625      Mississippi Development Bank, Special Obligation Revenue
                                                  Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                                  due 12/01/2017                                                         3,410
==============================================================================================================================
Missouri--0.1%      NR*     NR*          410      Missouri State Health and Educational Facilities Authority
                                                  Revenue Bonds (Southwest Baptist University Project), 9.50%
                                                  due 10/01/2001 (b)                                                       418
==============================================================================================================================
Nebraska--0.7%      AAA     NR*        1,980      Nebraska Investment Finance Authority, S/F Housing Revenue
                                                  Bonds, AMT, Series C, 6.30% due 9/01/2028 (e)(f)                       1,977
==============================================================================================================================
Nevada--2.6%                                      Nevada Housing Division Revenue Bonds, S/F Mortgage, AMT:
                    AAA     Aaa        3,460        Series B-1, 6.05% due 10/01/2018                                     3,407
                    AAA     Aaa        2,295        Series B-1, 6.15% due 4/01/2029                                      2,258
                    AAA     Aaa        1,840        Series D-2, 6.35% due 4/01/2028 (d)                                  1,847
==============================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


                                     6 & 7

                                         MuniHoldings Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P     Moody's    Face
STATE             Ratings   Ratings   Amount      Issue                                                                  Value
==============================================================================================================================
New Hampshire--     NR*     Aa3    $   4,435      New Hampshire State Housing Finance Authority, S/F
1.5%                                              Mortgage Acquisition, Revenue Bonds, AMT, Series G,
                                                  6.30% due 1/01/2026                                             $      4,442
==============================================================================================================================
New Jersey--1.0%    BBB-    Baa3       3,425      New Jersey Health Care Facilities Financing Authority, Revenue
                                                  Refunding Bonds (Saint Elizabeth Hospital Obligation Group),
                                                  6% due 7/01/2020                                                       2,807
==============================================================================================================================
New Mexico--1.0%    BBB-    Baa3       2,000      Farmington, New Mexico, PCR, Refunding (Public Service
                                                  Company--San Juan Project), Series A, 6.30% due 12/01/2016             1,940
                    AAA     Aaa        1,000      Los Alamos County, New Mexico, Utility System Revenue Refunding
                                                  Bonds, Series A, 6% due 7/01/2015 (g)                                  1,032
==============================================================================================================================
New York--25.5%     AAA     Aaa        6,630      Long Island Power Authority, New York, Electric System Revenue
                                                  Refunding Bonds, Series A, 5.25% due 12/01/2026 (i)                    5,957
                    AAA     Aaa        4,000      Metropolitan Transportation Authority, New York, Dedicated Tax
                                                  Fund Revenue Bonds, Series A, 5.50% due 4/01/2016 (i)                  3,937
                                                  New York City, New York, City Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, RITR (k):
                    NR*     Aaa        6,000        Series 11, 6.22% due 6/15/2026 (g)                                   5,896
                    A1      Aaa        1,065        Series FR-6, 5.945% due 6/15/2026 (i)                                1,020
                    AA      Aa3       10,000      New York City, New York, City Transitional Finance Authority,
                                                  Revenue Refunding Bonds, Future Tax Secured, Series C, 5.50%
                                                  due 11/01/2024                                                         9,510
                                                  New York City, New York, GO, UT:
                    AAA     Aaa       16,000        Refunding, Series G, 5.75% due 2/01/2014 (c)                        16,198
                    AAA     Aaa       10,000        Series F, 6% due 8/01/2016 (i)                                      10,261
                    BBB+    Baa1      10,000      New York State Dormitory Authority, Revenue Refunding Bonds
                                                  (Mount Sinai Health), Series A, 6.50% due 7/01/2025                    9,829
                    AAA     NR*       11,000      New York State Dormitory Authority, State University Educational
                                                  Facilities, Revenue Refunding Bonds (1989 Resources), 6% due
                                                  5/15/2012 (i)                                                         11,579
==============================================================================================================================
Ohio--1.9%          NR*     Aaa        6,000      Ohio HFA, Residential Mortgage Revenue Refunding Bonds, AMT,
                                                  Series A-1, 5.30% due 9/01/2019 (g)(h)                                 5,535
==============================================================================================================================
Oklahoma--1.8%      BBB-    Baa1       5,400      Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds
                                                  (American Airlines Project), 6.25% due 6/01/2020                       5,255
==============================================================================================================================
Oregon--0.5%        NR*     NR*        1,300      Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                  Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40%
                                                  due 1/01/2016                                                          1,338
==============================================================================================================================
Pennsylvania--6.0%                                Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland
                                                  Electric Project):
                    BB+     Ba1        1,600        7.625% due 5/01/2025                                                 1,684
                    BB+     Ba1        1,500        Series A, 7.75% due 7/15/2025                                        1,591
                    NR*     NR*        3,250      Pennsylvania Economic Development Financing Authority, Exempt
                                                  Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                  Series A, 6.25% due 11/01/2027                                         2,954
                    AAA     NR*        4,970      Pennsylvania State Higher Educational Facilities Authority,
                                                  College and University Revenue Bonds (Eastern College),
                                                  Series B, 8% due 10/15/2006 (j)                                        5,836
                                                  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                                  Commercial Development:
                    NR*     NR*        4,000        (Days Inn), Series B, 6.50% due 10/01/2027                           3,794
                    NR*     NR*        1,500        (Doubletree), Series A, 6.50% due 10/01/2027                         1,423
==============================================================================================================================
Tennessee--4.4%                                   Hardeman County, Tennessee, Correctional Facilities Corporation
                                                  Revenue Bonds:
                    NR*     NR*          680        7% due 8/01/2004                                                       694
                    NR*     NR*        4,500        7.75% due 8/01/2017                                                  4,600
                    NR*     Aa2        3,400      Tennessee Educational Loan Revenue Bonds (Educational Funding
                                                  South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                3,424
                    AA      A1         4,230      Tennessee Housing Development Agency, Mortgage Finance Revenue
                                                  Refunding Bonds, Series A, 5.95% due 7/01/2028                         4,090
==============================================================================================================================
Texas--5.7%         AAA     Aaa        5,000      Brazos River Authority, Texas, Revenue Refunding Bonds
                                                  (Houston Industries Inc. Project), Series C, 5.125% due
                                                  5/01/2019 (a)                                                          4,493
                    BBB-    Baa1       2,500      Dallas-Fort Worth, Texas, International Airport Facilities,
                                                  Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                  AMT, 6.375% due 5/01/2035                                              2,375
                    BB      Ba1        5,000      Houston, Texas, Airport System Revenue Bonds (Special
                                                  Facilities--Continental Airlines), AMT, Series B, 6.125%
                                                  due 7/15/2017                                                          4,519
                    BB      Baa3       3,500      Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                  Semiconductor), AMT, 6.375% due 4/01/2027                              3,238
                    NR*     NR*        2,000      North Central Texas, Health Facility Development Corporation,
                                                  Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                                  Series A, 7.50% due 11/15/2029                                         1,907
==============================================================================================================================
Utah--0.2%          NR*     NR*        3,000      Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                                  Series A, 7.55% due 7/01/2027                                            450
==============================================================================================================================
Virginia--3.9%      AAA     Aaa        7,000      Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                  Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                          7,409
                    NR*     NR*        3,250      Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                  Facility--Zeigler Coal), 6.90% due 5/02/2022                           2,653
                                                  Pocahontas Parkway Associates Virginia, Toll Road Revenue Bonds,
                                                  First Tier, Sub-Series C:
                    NR*     Ba1        5,600        6.25%** due 8/15/2028                                                  651
                    NR*     Ba1        5,700        6.25%** due 8/15/2029                                                  614
==============================================================================================================================
                    Total Investments (Cost--$312,815)--104.1%                                                         303,268

                    Liabilities in Excess of Other Assets--(4.1%)                                                      (11,944)
                                                                                                                  ------------
                    Net Assets--100.0%                                                                            $    291,324
                                                                                                                  ============
==============================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


                                     8 & 9

                                         MuniHoldings Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of April 30, 2000
===================================================================================================================================
Assets:        Investments, at value (identified cost--$312,814,723) ...........................                      $ 303,268,086
               Cash ............................................................................                             57,754
               Receivables:
                  Interest .....................................................................   $   4,820,838
                  Securities sold ..............................................................       2,998,237          7,819,075
                                                                                                   -------------
               Prepaid expenses ................................................................                             17,697
                                                                                                                      -------------
               Total assets ....................................................................                        311,162,612
                                                                                                                      -------------
===================================================================================================================================
Liabilities:   Payables:
                  Securities purchased .........................................................      19,562,183
                  Investment adviser ...........................................................         124,275
                  Dividends to shareholders ....................................................         120,210         19,806,668
                                                                                                   -------------
               Accrued expenses and other liabilities ..........................................                             31,723
                                                                                                                      -------------
               Total liabilities ...............................................................                         19,838,391
                                                                                                                      -------------
===================================================================================================================================
Net Assets:    Net assets ......................................................................                      $ 291,324,221
                                                                                                                      =============
===================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.10 per share (4,400 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) .................                      $ 110,000,000
                  Common Stock, par value $.10 per share (13,777,309 shares issued and
                  outstanding) .................................................................   $   1,377,731
               Paid-in capital in excess of par ................................................     203,911,600
               Undistributed investment income--net ............................................       1,683,684
               Accumulated realized capital losses on investments--net .........................     (13,239,478)
               Accumulated distributions in excess of realized capital gains on investments--net      (2,862,679)
               Unrealized depreciation on investments--net .....................................      (9,546,637)
                                                                                                   -------------
               Total--Equivalent to $13.16 net asset value per share of Common Stock
               (market price--$12.5625) ........................................................                        181,324,221
                                                                                                                      -------------
               Total capital ...................................................................                      $ 291,324,221
                                                                                                                      =============
===================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

               For the Year Ended April 30, 2000
===================================================================================================================================
Investment     Interest and amortization of premium and discount earned ........................                       $ 18,636,529
Income:
===================================================================================================================================
Expenses:      Investment advisory fees ........................................................   $  1,674,112
               Commission fees .................................................................        279,092
               Professional fees ...............................................................         93,769
               Transfer agent fees .............................................................         53,778
               Accounting services .............................................................         34,819
               Custodian fees ..................................................................         24,896
               Listing fees ....................................................................         24,302
               Directors' fees and expenses ....................................................         19,563
               Printing and shareholder reports ................................................         18,322
               Pricing fees ....................................................................         11,142
               Other ...........................................................................         43,364
                                                                                                   ------------
               Total expenses ..................................................................                          2,277,159
                                                                                                                       ------------
               Investment income--net ..........................................................                         16,359,370
                                                                                                                       ------------
===================================================================================================================================
Realized &     Realized loss on investments--net ...............................................                        (14,434,866)
Unrealized     Change in unrealized appreciation/depreciation on investments--net...............                        (22,283,350)
Loss on                                                                                                                ------------
Investments--  Net Decrease in Net Assets Resulting from Operations ............................                       $(20,358,846)
Net:                                                                                                                   ============
===================================================================================================================================

See Notes to Financial Statements.


                                     10 & 11

                                         MuniHoldings Fund, Inc., April 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended April 30,
                                                                                                 ----------------------------
                     Increase (Decrease) in Net Assets:                                              2000             1999
==============================================================================================================================
Operations:          Investment income--net .................................................   $  16,359,370    $  16,964,850
                     Realized gain (loss) on investments--net ...............................     (14,434,866)       4,117,261
                     Change in unrealized appreciation/depreciation on investments--net .....     (22,283,350)       1,322,257
                                                                                                -------------    -------------
                     Net increase (decrease) in net assets resulting from operations ........     (20,358,846)      22,404,368
                                                                                                -------------    -------------
==============================================================================================================================
Dividends &          Investment income--net:
Distributions to         Common Stock .......................................................     (12,979,741)     (13,279,497)
Shareholders:            Preferred Stock ....................................................      (3,592,336)      (2,857,580)
                     Realized gain on investments--net:
                         Common Stock .......................................................              --       (4,418,052)
                         Preferred Stock ....................................................              --       (1,231,956)
                     In excess of realized gain on investments--net:
                         Common Stock .......................................................      (2,333,931)              --
                         Preferred Stock ....................................................        (528,748)              --
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions to
                     shareholders ...........................................................     (19,434,756)     (21,787,085)
                                                                                                -------------    -------------
==============================================================================================================================
Capital Stock        Values of shares issued to Common Stock shareholders in reinvestment
Transactions:        of dividends and distributions .........................................              --          783,328
                                                                                                -------------    -------------
==============================================================================================================================
Net Assets:          Total increase (decrease) in net assets ................................     (39,793,602)       1,400,611
                     Beginning of year ......................................................     331,117,823      329,717,212
                                                                                                -------------    -------------
                     End of year* ...........................................................   $ 291,324,221    $ 331,117,823
                                                                                                =============    =============
                     *Undistributed investment income--net ..................................   $   1,683,684    $   1,896,391
                                                                                                =============    =============
==============================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.                                       For the Period
                                                                                     For the Year Ended April 30,    May 2, 1997+
                                                                                     ----------------------------              to
                      Increase (Decrease) in Net Asset Value:                            2000          1999        April 30, 1998
=================================================================================================================================
Per Share             Net asset value, beginning of period .......................   $      16.05    $      16.00     $     15.00
Operating                                                                            ------------    ------------     -----------
Performance:          Investment income--net .....................................           1.18            1.24            1.21
                      Realized and unrealized gain (loss) on investments--net ....          (2.66)            .40            1.03
                                                                                     ------------    ------------     -----------
                      Total from investment operations ...........................          (1.48)           1.64            2.24
                                                                                     ------------    ------------     -----------
                      Less dividends and distributions to Common Stock
                          shareholders:
                          Investment income--net .................................           (.94)           (.97)           (.87)
                          Realized gain on investments--net ......................             --            (.32)             --
                          In excess of realized gain on investments--net .........           (.17)             --              --
                                                                                     ------------    ------------     -----------
                      Total dividends and distributions to Common Stock
                          shareholders ...........................................          (1.11)          (1.29)           (.87)
                                                                                     ------------    ------------     -----------
                      Capital charge resulting from issuance of Common Stock .....             --              --            (.03)
                                                                                     ------------    ------------     -----------
                      Effect of Preferred Stock activity:++
                          Dividends and distributions to Preferred Stock
                            shareholders:

                            Investment income--net ...............................           (.26)           (.21)           (.26)
                            Realized gain on investments--net ....................             --            (.09)             --
                            In excess of realized gain on investments--net .......           (.04)
                          Capital charge resulting from issuance of Preferred
                            Stock ................................................             --              --            (.08)
                                                                                     ------------    ------------     -----------
                      Total effect of Preferred Stock activity ...................           (.30)           (.30)           (.34)
                                                                                     ------------    ------------     -----------
                      Net asset value, end of period .............................   $      13.16    $      16.05     $     16.00
                                                                                     ============    ============     ===========
                      Market price per share, end of period ......................   $    12.5625    $      15.25     $     14.75
                                                                                     ============    ============     ===========

=================================================================================================================================
Total Investment      Based on market price per share ............................         (10.47% )        12.06%           4.01%TT
Return:**                                                                            ============    ============     ===========
                      Based on net asset value per share .........................         (10.89% )         8.73%          12.83%TT
                                                                                     ============    ============     ===========
=================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement*** ....................           1.16%           1.20%           1.29%*
Average Net Assets                                                                   ============    ============     ===========
Of Common Stock:      Total expenses*** ..........................................           1.16%           1.09%           1.05%*
                                                                                     ============    ============     ===========
                      Total investment income--net*** ............................           8.34%           7.52%           7.77%*
                                                                                     ============    ============     ===========
                      Amount of dividends to Preferred Stock shareholders ........           1.83%           1.27%           1.67%*
                                                                                     ============    ============     ===========
                      Investment income--net, to Common Stock shareholders .......           6.51%           6.25%           6.10%*
                                                                                     ============    ============     ===========
=================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement .......................            .74%            .73%            .58%*
Total Average                                                                        ============    ============     ===========
Net Assets:***+++     Total expenses .............................................            .74%            .73%            .72%*
                                                                                     ============    ============     ===========
                      Total investment income--net ...............................           5.35%           5.05%           5.31%*
                                                                                     ============    ============     ===========
=================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ..................           3.27%           2.58%           3.60%*
Average Net Assets                                                                   ============    ============     ===========
Of Preferred Stock:
=================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period
                          (in thousands)..........................................   $    181,324    $    221,118     $   219,717
                                                                                     ============    ============     ===========
                      Preferred Stock outstanding, end of period (in thousands) ..   $    110,000    $    110,000     $   110,000
                                                                                     ============    ============     ===========
                      Portfolio turnover .........................................         137.69%          66.07%         106.16%
                                                                                     ============    ============     ===========
=================================================================================================================================
Leverage:             Asset coverage per $1,000 ..................................   $      2,648    $      3,010     $     2,997
                                                                                     ============    ============     ===========
=================================================================================================================================
Dividends Per         Series A--Investment income--net ...........................   $        820    $        657     $       810
Share on Preferred                                                                   ============    ============     ===========
Stock Outstanding:    Series B--Investment income--net ...........................   $        813    $        642     $       816
                                                                                     ============    ============     ===========
=================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on June 5, 1997.
+++   Includes Common and Preferred Stock average net assets.
TT    Aggregate total investment return.

See Notes to Financial Statements.


                                     12 & 13

                                         MuniHoldings Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2000 were $414,415,430 and $406,483,891, respectively.

Net realized gains (losses) for the year ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(15,399,461)       $ (9,546,637)
Financial futures contracts ............            964,595                  --
                                               ------------        ------------
Total ..................................       $(14,434,866)       $ (9,546,637)
                                               ============        ============
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $9,902,499, of which $2,285,296 related to appreciated securities and $12,187,795 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $313,170,585.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended April 30, 2000 remain constant and during the year ended April 30, 1999 increased by 48,320 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.50% and Series B, 4.70%.

Shares issued and outstanding during the years ended April 30, 2000 and April 30, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $173,368 as commissions.

5. Capital Loss Carryforward:

At April 30, 2000, the Fund had a net capital loss carryforward of approximately $6,831,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078900 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                     14 & 15

                                         MuniHoldings Fund, Inc., April 30, 2000

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

MetroPark, New Jersey
May 26, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Payable             Ordinary              Long-Term
                                                                                Date                Income            Capital Gains*
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                                     12/30/99              $.59981              $.109423
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:                   Series A                      11/17/99              $  9.83              $  16.68
                                                                              11/24/99              $ 10.26              $  17.75
                                                                              12/01/99              $ 10.58              $  18.94
                                                                              12/08/99              $  9.77              $  18.58
                                                                              12/15/99              $  1.75              $   5.01
                                                ------------------------------------------------------------------------------------
                                                Series B                      11/19/99              $  9.55              $  16.20
                                                                              11/26/99              $ 10.40              $  18.00
                                                                              12/03/99              $ 10.20              $  18.18
                                                                              12/10/99              $  9.55              $  18.05
                                                                              12/17/99              $  3.21              $   7.85
------------------------------------------------------------------------------------------------------------------------------------

*     All of the distributions are subject to the 20% tax rate.

Please retain this information for your records.


                                     16 & 17

                                         MuniHoldings Fund, Inc., April 30, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                          Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................              55.6%
AA/Aa ..................................................               9.2
BBB/Baa ................................................              16.8
BB/Ba ..................................................               4.6
B/B ....................................................               0.9
NR (Not Rated) .........................................              14.9
Other+ .................................................               2.1
--------------------------------------------------------------------------------

+     Temporary investment in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286
Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHD


                                     18 & 19

MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLD01--4/00

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